SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported)           June 26, 2003

CORAM HEALTHCARE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11343	33-0615337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 Broadway, Suite 900, Denver, Colorado 80202

(Address of principal executive offices)                    (Zip code)

Registrant’s telephone number, including area code (303) 292-4973

(Former name or former address, if changed since last report)

     Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes [  ] No [  ]

(On August 8, 2000, the registrant and one of its wholly-owned subsidiaries filed voluntary petitions under Chapter 11 of Title 11 of the United States Code in the Bankruptcy Court for the District of Delaware. Through July 11, 2003, no plan or plans of reorganization have been confirmed by such court.)

Item 5. Other
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
99.1 Chapter 11 Trustee's Plan of Reorganization
99.2 Chapter 11 Trustee's Disclosure Statement
99.3 Equity Committee's Plan of Reorganization
99.4 Equity Committee's Disclosure Statement

Item 5. Other

Two competing proposed plans of reorganization have been filed in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the jointly administered bankruptcy cases of Coram Healthcare Corporation (“CHC”) and its wholly-owned subsidiary, Coram, Inc. (“CI”) (CHC and CI are hereinafter collectively referred to as the “Debtors”). On June 26, 2003, the Bankruptcy Court approved the distribution of such plans to certain creditors and interest holders. The plans of reorganization are proposed by (i) Arlin M. Adams, Esquire, the Chapter 11 trustee for the bankruptcy estates of the Debtors and (ii) the Official Committee of Equity Security Holders of Coram Healthcare Corporation (the “Equity Committee”).

Certain creditors and interest holders will be entitled to vote on either and, in some cases, both of the plans. If entitled to vote on both plans, they may cast votes (i) in favor of both plans, (ii) in favor of one plan and against the other plan or (iii) against both plans. Additionally, if they vote to accept both plans of reorganization, they may indicate a preference between the two plans.

No assurances can be given that either plan will be confirmed by the Bankruptcy Court.

      THE CHAPTER 11 TRUSTEE’S PROPOSED JOINT PLAN OF REORGANIZATION

As previously reported, on May 2, 2003 the Chapter 11 trustee filed a proposed joint plan of reorganization in respect of the Debtors. On June 17, 2003, the Chapter 11 trustee filed an amended proposed joint plan of reorganization (the “Trustee’s Plan”). On June 24, 2003, the Chapter 11 trustee filed the Second Amended Disclosure Statement with Respect to the Trustee’s Plan (the “Trustee’s Disclosure Statement”).

On June 26, 2003, the Bankruptcy Court entered an order (i) approving the Trustee’s Disclosure Statement, (ii) approving the form of the ballot to be distributed in connection with the voting on the Trustee’s Plan, (iii) establishing procedures for solicitation of votes on the Trustee’s Plan, (iv) establishing a voting deadline and procedures for tabulation of votes on the Trustee’s Plan and (v) establishing the dates and times for the filing of objections to, and scheduling a hearing on, confirmation of the Trustee’s Plan.

Pursuant to the Bankruptcy Court’s order (i) a record date of July 1, 2003 was established for the purpose of determining which holders of equity interests are entitled to vote on the Trustee’s Plan and (ii) on or before July 14, 2003, the balloting agent will transmit the Chapter 11 trustee’s solicitation package to creditors and interest holders in the following classes: Class 3 (allowed general unsecured claims), Class 4 (CI preferred stock) and Class 6 (allowed CHC equity interests).

The Trustee’s Plan remains subject to confirmation by the Bankruptcy Court. The hearing to consider confirmation of the Trustee’s Plan and any objections thereto is scheduled to commence at 10:30 a.m. Eastern Daylight Time on September 5, 2003. The deadline to object to confirmation of the Trustee’s Plan is August 7, 2003.

A complete description of the Trustee’s Plan is set forth in the Trustee’s Disclosure Statement and the exhibits thereto filed in the Bankruptcy Court on June 24, 2003 and June 17, 2003, respectively. The Trustee’s Plan and the Trustee’s Disclosure Statement are subject to change or amendment and have been attached hereto as Exhibits 99.1 and 99.2, respectively.

     THE EQUITY COMMITTEE’S PROPOSED PLAN OF REORGANIZATION

As previously reported, on December 19, 2002 the Equity Committee filed a proposed plan of reorganization in respect of the Debtors. On June 17, 2003, the Equity Committee filed a second amended proposed plan of reorganization (the “Equity Committee’s Plan”). On June 26, 2003, the Equity Committee filed the Third Amended Disclosure Statement with Respect to the Equity Committee’s Plan (the “Equity Committee’s Disclosure Statement”).

On June 26, 2003, the Bankruptcy Court entered an order (i) approving the Equity Committee’s Disclosure Statement, (ii) appointing a balloting agent, (iii) approving the form of the ballot to be distributed in connection with the voting on the Equity Committee’s Plan, (iv) establishing procedures for solicitation of votes on the Equity Committee’s Plan, (v) establishing a voting deadline and procedures for tabulation of votes on the Equity Committee’s Plan and (vi) establishing the dates and times for the filing of objections to, and scheduling a hearing on, confirmation of the Equity Committee’s Plan, and the objections thereto filed by the Chapter 11 trustee.

Pursuant to the Bankruptcy Court’s order, a record date of July 1, 2003 was established for the purpose of determining which holders of equity interests are entitled to vote on the Equity Committee’s Plan. Additionally, in accordance with the Bankruptcy Court’s order, on or before July 14, 2003, the balloting agent will transmit the Equity Committee’s solicitation package to creditors and interest holders in the following classes: Class C2 (secured claims against CI), Class C3 (general unsecured claims against CI), Class C4 (general unsecured claims against CI by the Official Committee of Unsecured Creditors of Coram Resource Network, Inc. and Coram Independent Practice Association, Inc. (the “R-Net Committee”)), Class C5 (noteholder claims against CI), Class C6 (preferred stock equity interests in CI), Class C7 (common stock equity interests in CI), Class CHC2 (secured claims against CHC), Class CHC3 (general unsecured claims against CHC), Class CHC4 (general unsecured claims by the R-Net Committee against CHC), Class CHC5 (note guarantee claims against CHC) and Class CHC6 (common stock equity interests in CHC).

The Equity Committee’s Plan and the Equity Committee’s Disclosure Statement remain subject to confirmation by the Bankruptcy Court. The hearing to consider confirmation of the Equity Committee’s Plan and any objections thereto is scheduled to commence at 10:30 a.m. Eastern Daylight Time on September 5, 2003. The deadline to object to confirmation of the Equity Committee’s Plan is August 7, 2003.

A complete description of the Equity Committee’s Plan is set forth in the Equity Committee’s Disclosure Statement and the exhibits thereto filed in the Bankruptcy Court on June 26, 2003 and June 19, 2003, respectively. The Equity Committee’s Plan and the Equity Committee’s Disclosure Statement are subject to change or amendment and have been attached hereto as Exhibits 99.3 and 99.4, respectively.

Note: Except for historical information, all other statements in this report are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. The actual results of the Debtors and their operating subsidiaries (collectively the “Company”) may vary materially from these forward-looking statements due to important risk factors, including the Company’s lack of profitability; uncertainties associated with the outcomes of certain pending legal matters, including the bankruptcy proceedings; the Company’s leveraged financial structure; the Company’s ability to comply with certain governmental regulations; the Company’s need to obtain additional financing or equity; the Company’s limited liquidity; the Company’s dependence upon its relationships with third party payers and the prices paid by such third party payers for the Company’s services; and certain other factors. Risk factors are described in greater detail in the Company’s Annual Reports on Form 10-K, Form 10-Q Quarterly Reports and Form 8-K Current Reports on file with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit
Number	Description of Document

99.1	Chapter 11 Trustee’s Amended Joint Plan Of Reorganization

99.2	Second Amended Disclosure Statement With Respect To The Chapter 11 Trustee’s Amended Joint Plan Of Reorganization *

99.3	Second Amended Plan Of Reorganization Of The Official Committee Of Equity Security Holders Of Coram Healthcare Corporation and Coram, Inc. **

99.4	Third Amended Disclosure Statement Of The Equity Committee Of Coram Healthcare Corporation In Connection With The Second Amended Plan Of Reorganization Of Coram Healthcare Corporation And Coram, Inc. ***

*	Exhibits A through G of this document have not been filed herewith; however, such information can be found at docket number 2760 in the United States Bankruptcy Court for the District of Delaware, Jointly Administered Case No. 00-3299 (“Case No. 00-3299”). Moreover, the registrant will supplementally furnish such information upon request.

**	Schedules A and B of this document have not been filed herewith; however, such information can be found at docket number 2771 in Case No. 00-3299. Moreover, the registrant will supplementally furnish such information upon request.

***	Exhibits A through I of this document have not been filed herewith; however, such information can be found at docket number 2772 in Case No. 00-3299. Moreover, the registrant will supplementally furnish such information upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORAM HEALTHCARE CORPORATION

Date: July 11, 2003	By: /s/ ALLEN J. MARABITO

Name: Allen J. Marabito Title: Executive Vice President and principal executive officer fulfilling the duties and responsibilities of president and chief executive officer of the company

Exhibit Index

Exhibit
Number	Description of Document

99.1	Chapter 11 Trustee’s Amended Joint Plan Of Reorganization

99.2	Second Amended Disclosure Statement With Respect To The Chapter 11 Trustee’s Amended Joint Plan Of Reorganization *

99.3	Second Amended Plan Of Reorganization Of The Official Committee Of Equity Security Holders Of Coram Healthcare Corporation and Coram, Inc. **

99.4	Third Amended Disclosure Statement Of The Equity Committee Of Coram Healthcare Corporation In Connection With The Second Amended Plan Of Reorganization Of Coram Healthcare Corporation And Coram, Inc. ***

*	Exhibits A through G of this document have not been filed herewith; however, such information can be found at docket number 2760 in the United States Bankruptcy Court for the District of Delaware, Jointly Administered Case No. 00-3299 (“Case No. 00-3299”). Moreover, the registrant will supplementally furnish such information upon request.

**	Schedules A and B of this document have not been filed herewith; however, such information can be found at docket number 2771 in Case No. 00-3299. Moreover, the registrant will supplementally furnish such information upon request.

***	Exhibits A through I of this document have not been filed herewith; however, such information can be found at docket number 2772 in Case No. 00-3299. Moreover, the registrant will supplementally furnish such information upon request.